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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  May 22, 1997
                       (Date of earliest event reported)

                          --------------------------

                        GREEN OASIS ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                    33-68304                   57-0970282
(State or other jurisdiction         (Commission              (I.R.S. Employer
of incorporation or organization)    file number)            Identification No.)


                          --------------------------


                         184 EAST BAY STREET, SUITE 302
                        CHARLESTON, SOUTH CAROLINA 29401
                    (Address of principal executive office)

                                 (803) 722-5771

              (Registrant's telephone number, including area code)





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Item 5.          Other Events.

                 On May 22, 1997, the Registrant issued a press release confirming the expiration of an Order by the Securities and Exchange Commission (the "Commission") temporarily suspending trading and announcing its retention of independent outside counsel to investigate the concerns noted by the Commission in ordering the temporary trading suspension. A copy of the press release is attached as Exhibit 5.1 hereto.

                 On June 6, 1997 the Registrant sent a letter to its shareholders, a copy of which is attached hereto as Exhibit 5.2.


Item 7.          Financial Statements and Exhibits.

                 (c)  Exhibits.

                      Exhibit 99.1 Press Release by Green Oasis Environmental, Inc., dated May 22, 1997.

                      Exhibit 99.2 Letter from William D. Carraway, President and Chief Executive Officer, Green Oasis Environmental, Inc., to shareholders.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 9, 1997


                              GREEN OASIS ENVIRONMENTAL, INC.
                              -------------------------------
                                       (Registrant)


                              By: /s/ William D. Carraway
                                 -----------------------------------------------
                                 William D. Carraway
                                 President and Chief Executive Officer
                                    (authorized to sign on behalf of Registrant)





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                                 EXHIBIT INDEX


Exhibit                                                                Page
Number           Description                                          Number
-------          -----------                                          ------
99.1             Press Release dated May 22, 1997                        4

99.2             Letter to shareholders dated June 5, 1997               5





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